UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

1/31

Date of reporting period:  1/31/14

Item 1.  Reports to Stockholders.

Grant Park Managed Futures Strategy Fund

 Class A shares: GPFAX

Class C shares: GPFCX

Class I shares: GPFIX

Class N shares: GPFNX

Class W shares: GPFWX

Annual Report

January 31, 2014

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

Performance Review

The Fund’s performance during 2013 can be described in two periods. Beginning in January, with the resolution of the “Fiscal Cliff” debate in the U.S., and lasting through late-May, the Fund’s strategies generated modest, positive returns.  In the background, dramatic international geopolitical actions across the U.S., Europe, and Asia presented on-going investment challenges that created uncertainty across global markets.

The most significant financial event occurred during late-May when Chairman Bernanke and several governors of the Federal Reserve severely rattled the global financial markets with surprising remarks related to the possible ending of the quantitative easing program.  The negative reaction across global markets was immediate and severe due to the uncertainty the comments and their implications created; the Fund’s price fell 7.1% during the next month. Markets generally stabilized during July and August, but were driven lower during August as the Syrian civil war created the prospect of potential U.S. military involvement in the region.

The Fund’s performance was flat during October as markets returned to normal activities and the Fund performance was positive 3.42% for the November and December period.  Overall, the Grant Park Managed Futures Strategy Fund Class A returned ‐7.32% for the one‐year period ending 1/31/2014.

Investment Outlook

We continue to believe the global markets have begun to reenter a period where national governments will have great difficulty continuing to issue massive amounts of debt to stabilize their local and regional economies.  The end of quantitative easing is the end of government-based liquidity and it is the beginning of a return to market-based liquidity, an event that could also signal the beginning of slowly-increasing interest rates; a dramatic impact on fixed income markets; and a phase of significant volatility to the currency markets.

Managed futures markets react strongly to these factors and our Fund includes a range of strategies that can prosper during periods of economic recalibration and stress.  As recently as 2008, the markets in which the Fund invests underwent significant distress and managed futures strategies delivered superior, positive returns.  Our strategies are created to gain during periods of normal price movement within and across markets, as well as during periods of dramatic market corrections.

As former Chairman Bernanke’s comments revealed, the period of continued intervention by national governments to drive the global financial markets is concluding and we believe a return to historically-normal market conditions will prevail as those conditions emerge.

Finally, the Fund has changed its fiscal year end to a September 30th year end.

We appreciate your support and commitment to the Fund.

0940-NLD-3/26/2014

Grant Park Managed Futures Strategy Fund
PORTFOLIO REVIEW
January 31, 2014 (Unaudited)

The Portfolio's performance figures* for the period ended January 31, 2014, as compared to its benchmark:
		Inception** -
	One Year	January 31, 2014
Grant Park Managed Futures Strategy Fund - Class A	-7.32%	-4.52%
Grant Park Managed Futures Strategy Fund - Class A with load	-12.69%	-6.44%
Grant Park Managed Futures Strategy Fund - Class C	-8.06%	-5.24%
Grant Park Managed Futures Strategy Fund - Class I	-7.17%	-4.29%
Grant Park Managed Futures Strategy Fund - Class N	-7.42%	-4.52%
Grant Park Managed Futures Strategy Fund - Class W	-7.67%	-4.78%
S&P 500 Total Return Index	21.52%	13.24%
Barclays Capital U.S. Government/Corporate Long Bond Index	-2.05%	8.82%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%.   Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  Performance figures for periods greater than one year are annualized.  The Fund’s total annual operating expenses are 2.63% for Class A shares, 3.39% for Class C shares, 2.39% for Class I shares, 2.63% for Class N shares, and 2.88% for Class W shares per the Prospectus as revised May 31, 2013. Class A Shares are subject to a maximum sales charge of 5.75% on purchases and a maximum deferred sales charge of 1.00%  For performance information current to the most recent month-end, please call toll-free 1-855-501-4758.

** Inception date is March 4, 2011.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.  Investors can not invest directly in an index.

The Barclays Capital U.S. Government/Corporate Long Bond Index measures the performance of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate bonds with maturities longer than 10 years.  Investors can not invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by type of investment	% of Net Assets at Fair Value
U.S Government & Agency Obligations	53.1%
Money Market Fund	24.9%
Other, Cash & Cash Equivalents	22.0%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
January 31, 2014
Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 53.1%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 53.1%
$ 3,000,000	Federal Home Loan Banks	0.0700	4/2/2014	$ 2,999,952
8,100,000	Federal Home Loan Banks	0.1250	4/17/2014	8,100,745
1,000,000	Federal Home Loan Banks	0.1700	3/21/2014	1,000,153
3,000,000	Federal Home Loan Banks	0.1800	8/5/2014	3,000,909
2,000,000	Federal Home Loan Banks	0.1900	7/25/2014	2,000,764
9,295,000	Federal Home Loan Banks	1.3750	5/28/2014	9,333,435
5,705,000	Federal Home Loan Banks	2.3750	3/14/2014	5,719,907
9,000,000	Federal Home Loan Mortgage Corp.	0.3750	4/28/2014	9,006,795
3,000,000	Federal National Mortgage Association	0.6250	10/30/2014	3,010,794
				44,173,454

	TOTAL BONDS & NOTES (Cost - $44,170,563)			44,173,454

Shares
	SHORT-TERM INVESTMENTS - 24.9%
	MONEY MARKET FUND - 24.9%
20,675,973	AIM STIT Liquid Assets Portfolio, to yield 0.02% (Cost - $20,675,973) *			20,675,973

	TOTAL INVESTMENTS - 78.0% (Cost - $64,846,536) (a)			$ 64,849,427
	OTHER ASSETS LESS LIABILITIES - NET - 22.0%			18,324,056
	NET ASSETS - 100.0%			$ 83,173,483

*	Money Market Fund; Interest rate reflects seven-day effective yield on January 31, 2014.
(a)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $64,842,982 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:		$ 6,770
		Unrealized depreciation:		(325)
		Net unrealized appreciation:		$ 6,445

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2014
Unrealized
	LONG SWAP (1)	Gain / (Loss)

Total return swap with Deutsche Bank AG, London Branch.  The swap provides exposure to the total returns on a basket of commodity trading advisors (CTA) programs that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank.  The basket is comprised of a diversified collection of CTA programs including systematic trend following, relative value and short term trading programs. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap, the notional allocation to each CTA program, and the mix of CTA programs.  The swap was effective on August 17, 2012 and has a term of five years therefrom unless earlier terminated.  In addition, the swap provides for a 0.50% of notional fee to Deutsche Bank. (Notional Value $87,000,000)

$ (3,405,936)
	Total Net Unrealized Depreciation on Swap Contract	$ (3,405,936)

(1)	This investment is a holding of GPMFS Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
January 31, 2014

Assets
Investment securities:
At cost	$ 64,846,536
At fair value	$ 64,849,427
Cash on deposit with broker - swap margin balance (1)	28,396,500
Receivable for Fund shares sold	644,662
Interest receivable	94,526
Prepaid expenses and other assets	50,534
Total Assets	94,035,649

Liabilities
Unrealized depreciation on swap contract	3,405,936
Due to broker - swap contract	7,136,822
Payable for Fund shares purchased	188,322
Investment advisory fees payable	81,541
Distribution (12b-1) fees payable	16,132
Fees payable to other affiliates	4,791
Accrued expenses and other liabilities	28,622
Total Liabilities	10,862,166
NET ASSETS	$ 83,173,483

Net Assets Consist of:
Paid in capital ($0 par value, unlimited shares authorized)	$ 92,309,837
Accumulated net investment loss	(1,533,050)
Accumulated net realized loss from security transactions and swap contract	(4,200,259)
Net unrealized depreciation of investments and swap contract	(3,403,045)
NET ASSETS	$ 83,173,483

(1) This investment is a holding of GPMFS Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
January 31, 2014

Net Asset Value Per Share:
Class A Shares
Net Assets	$ 36,303,645
Shares of beneficial interest outstanding	4,154,663
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)	$ 8.74
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (b)	$ 9.27

Class C Shares
Net Assets	$ 6,773,486
Shares of beneficial interest outstanding	792,227
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 8.55

Class I Shares
Net Assets	$ 30,047,041
Shares of beneficial interest outstanding	3,413,816
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 8.80

Class N Shares
Net Assets	$ 9,474,876
Shares of beneficial interest outstanding	1,084,193
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 8.74

Class W Shares
Net Assets	$ 574,435
Shares of beneficial interest outstanding	66,237
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 8.67

(a) Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.
(b) On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended January 31, 2014

Investment Income
Interest	$ 93,797

Expenses
Investment advisory fees	1,570,546
Administrative services fees	110,065
Distribution (12b-1) fees:
Class A	110,572
Class C	72,668
Class N	60,437
Class W	2,711
Transfer agent fees	135,594
Registration fees	72,755
Professional fees	49,968
Accounting services fees	42,265
Printing and postage expenses	39,742
Compliance officer fees	22,182
Custodian fees	15,900
Trustees fees and expenses	7,401
Insurance expense	3,495
Other expenses	29,600
Total Expenses	2,345,901

Less: Fees waived by the Advisor	(205,002)

Net Expenses	2,140,899
Net Investment Loss	(2,047,102)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,554
Swap contract	(5,772,018)
(5,768,464)
Net change in unrealized appreciation (depreciation) of:
Investments	1,909
Swap contract	(1,150,336)
(1,148,427)

Net Realized and Unrealized Loss	(6,916,891)

Net Decrease in Net Assets Resulting From Operations	$ (8,963,993)

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	January 31, 2014	January 31, 2013

From Operations
Net investment loss	$ (2,047,102)	$ (3,183,644)
Net realized gain (loss) from investment transactions, options transactions, swap contract, futures contracts and forward foreign currency transactions	(5,768,464)	1,569,941
Net change in unrealized appreciation (depreciation) of investments, options contracts, swap contract, futures contracts, and forward foreign currency transactions	(1,148,427)	(3,040,619)
Net decrease in net assets resulting from operations	(8,963,993)	(4,654,322)

Capital Transactions - Controlling Interest
Proceeds from shares sold	54,929,528	115,566,911
Redemption fee proceeds	23,622	22,294
Payments for shares redeemed	(91,461,527)	(40,612,052)
Total Increase (Decrease) in Net Assets From Capital Transactions -
Controlling Interest	(36,508,377)	74,977,153
Capital Transactions - Non-controlling Interest
Withdrawals	-	(733,999)
Reduction of non-controlling interest due to deconsolidation	-	(3,299,990)
Total Increase (Decrease) in Net Assets From Capital Transactions -
Non-controlling Interest	-	(4,033,989)
Net Assets
Beginning of Year	128,645,853	62,357,011
End of Year *	$ 83,173,483	$ 128,645,853
*Includes accumulated net investment loss of:	$ (1,533,050)	$ (1,592,776)

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	January 31, 2014	January 31, 2013

SHARE ACTIVITY
Class A:
Shares Sold	2,783,622	4,032,988
Shares Redeemed	(2,967,866)	(1,227,090)
Net increase (decrease) in shares of beneficial interest outstanding	(184,244)	2,805,898

Class C:
Shares Sold	360,866	534,967
Shares Redeemed	(250,528)	(44,544)
Net increase in shares of beneficial interest outstanding	110,338	490,423

Class I:
Shares Sold	1,902,007	3,676,662
Shares Redeemed	(2,838,820)	(1,255,287)
Net increase (decrease) in shares of beneficial interest outstanding	(936,813)	2,421,375

Class N:
Shares Sold	909,228	3,638,263
Shares Redeemed	(4,021,861)	(1,715,323)
Net increase (decrease) in shares of beneficial interest outstanding	(3,112,633)	1,922,940

Class W:
Shares Sold	25,158	36,866
Shares Redeemed	(15,006)	(415)
Net increase in shares of beneficial interest outstanding	10,152	36,451

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended January 31, 2014	Year Ended January 31, 2013	Period Ended January 31, 2012 (1)

Net asset value, beginning of period	$ 9.43	$ 9.80	$ 10.00
Activity from investment operations:
Net investment loss (2)	(0.17)	(0.31)	(0.31)
Net realized and unrealized gain (loss)	(0.52)	(0.06)	0.11
Total from investment operations	(0.69)	(0.37)	(0.20)

Paid-in-capital from redemption fees (3)	0.00	0.00	0.00

Net asset value, end of period	$ 8.74	$ 9.43	$ 9.80

Total return (4)	(7.32)%	(3.78)%	(2.00)%	(7)

Net assets, at end of period (000s)	$ 36,304	$ 40,935	$ 15,026

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5)	2.12%	3.50%	4.80%	(6)
Ratio of net expenses to average net assets	1.94%	3.33%	3.55%	(6)
Ratio of net investment loss to average net assets	(1.86)%	(3.20)%	(3.45)%	(6)
Portfolio Turnover Rate	128%	120%	16%	(7)

(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Less than $0.005 per share.
(4)	Total returns shown exclude the effect of applicable sales charges.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized for periods less than one full year.
(7) Not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended January 31, 2014	Year Ended January 31, 2013	Period Ended January 31, 2012 (1)

Net asset value, beginning of period	$ 9.30	$ 9.74	$ 10.00
Activity from investment operations:
Net investment loss (2)	(0.23)	(0.38)	(0.36)
Net realized and unrealized gain (loss)	(0.52)	(0.06)	0.10
Total from investment operations	(0.75)	(0.44)	(0.26)

Paid-in-capital from redemption fees (3)	0.00	0.00	0.00

Net asset value, end of period	$ 8.55	$ 9.30	$ 9.74

Total return (4)	(8.06)%	(4.52)%	(2.60)%	(7)

Net assets, at end of period (000s)	$ 6,773	$ 6,342	$ 1,864

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5)	2.87%	4.26%	6.64%	(6)
Ratio of net expenses to average net assets	2.69%	4.08%	4.10%	(6)
Ratio of net investment loss to average net assets	(2.61)%	(3.95)%	(4.01)%	(6)
Portfolio Turnover Rate	128%	120%	16%	(7)

(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Less than $0.005 per share.
(4)	Total returns shown exclude the effect of applicable sales charges.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized for periods less than one full year.
(7) Not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended January 31, 2014	Year Ended January 31, 2013	Period Ended January 31, 2012 (1)

Net asset value, beginning of period	$ 9.48	$ 9.82	$ 10.00
Activity from investment operations:
Net investment loss (2)	(0.15)	(0.28)	(0.29)
Net realized and unrealized gain (loss)	(0.53)	(0.06)	0.11
Total from investment operations	(0.68)	(0.34)	(0.18)

Paid-in-capital from redemption fees (3)	0.00	0.00	0.00

Net asset value, end of period	$ 8.80	$ 9.48	$ 9.82

Total return (4)	(7.17)%	(3.46)%	(1.80)%	(7)

Net assets, at end of period (000s)	$ 30,047	$ 41,241	$ 18,951

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5)	1.88%	3.26%	4.17%	(6)
Ratio of net expenses to average net assets	1.69%	3.08%	3.23%	(6)
Ratio of net investment loss to average net assets	(1.61)%	(2.95)%	(3.14)%	(6)
Portfolio Turnover Rate	128%	120%	16%	(7)

(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Less than $0.005 per share.
(4)	Total returns shown exclude the effect of applicable sales charges.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized for periods less than one full year.
(7) Not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class N
	Year Ended January 31, 2014	Year Ended January 31, 2013	Period Ended January 31, 2012 (1)

Net asset value, beginning of period	$ 9.44	$ 9.80	$ 10.00
Activity from investment operations:
Net investment loss (2)	(0.17)	(0.31)	(0.34)
Net realized and unrealized gain (loss)	(0.53)	(0.05)	0.14
Total from investment operations	(0.70)	(0.36)	(0.20)

Paid-in-capital from redemption fees (3)	0.00	0.00	0.00

Net asset value, end of period	$ 8.74	$ 9.44	$ 9.80

Total return (4)	(7.42)%	(3.67)%	(2.00)%	(7)

Net assets, at end of period (000s)	$ 9,475	$ 39,601	$ 22,290

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5)	2.12%	3.50%	4.26%	(6)
Ratio of net expenses to average net assets	1.94%	3.33%	3.81%	(6)
Ratio of net investment loss to average net assets	(1.85)%	(3.20)%	(3.71)%	(6)
Portfolio Turnover Rate	128%	120%	16%	(7)

(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Less than $0.005 per share.
(4)	Total returns shown exclude the effect of applicable sales charges.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized for periods less than one full year.
(7) Not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class W
	Year Ended January 31, 2014	Year Ended January 31, 2013	Period Ended January 31, 2012 (1)

Net asset value, beginning of period	$ 9.39	$ 9.78	$ 10.00
Activity from investment operations:
Net investment loss (2)	(0.19)	(0.33)	(0.32)
Net realized and unrealized gain (loss)	(0.53)	(0.06)	0.10
Total from investment operations	(0.72)	(0.39)	(0.22)

Paid-in-capital from redemption fees (3)	0.00	0.00	0.00

Net asset value, end of period	$ 8.67	$ 9.39	$ 9.78

Total return (4)	(7.67)%	(3.99)%	(2.20)%	(7)

Net assets, at end of period (000s)	$ 574	$ 526	$ 192

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5)	2.38%	3.75%	14.70%	(6)
Ratio of net expenses to average net assets	2.19%	3.58%	3.60%	(6)
Ratio of net investment loss to average net assets	(2.11)%	(3.46)%	(3.50)%	(6)
Portfolio Turnover Rate	128%	120%	16%	(7)

(1)	The Grant Park Managed Futures Strategy Fund commenced operations March 4, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Less than $0.005 per share.
(4)	Total returns shown exclude the effect of applicable sales charges.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized for periods less than one full year.
(7) Not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

January 31, 2014

1.

ORGANIZATION

The Grant Park Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund seeks to achieve income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund offers five classes of shares: Class A, Class C, Class I, Class N and Class W. Class C, I, N and W shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.  Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Option contracts not listed on a securities exchange or board of trade for which over-the- counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation.  Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.  Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty.  Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

When market quotations are not readily available or are determined to be unreliable, the Fund may value securities at their fair market value as determined in good faith by a fair value team as described below and in accordance with the Trust’s Fair Value Procedures.  The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the Trust’s Fair Value Procedures.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of the security issuer on an as needed basis to assist in determining a security specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2014

prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the portfolio’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods.  The three levels of the hierarchy are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of January 31, 2014 for the Fund’s investments measured at fair value:

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2014

Assets *	Level 1	Level 2	Level 3	Total
Bonds & Notes	$ -	$ 44,173,454	$ -	$ 44,173,454
Short Term Investment	20,675,973	-	-	20,675,973
Total	$ 20,675,973	$ 44,173,454	$ -	$ 64,849,427

Liabilities *	Level 1	Level 2	Level 3	Total
Swap Contract	$ -	$ 3,405,936	$ -	$ 3,405,936
Total	$ -	$ 3,405,936	$ -	$ 3,405,936

The Fund did not hold any Level 3 securities during the year.  There were no transfers into or out of Level 1 & Level 2 during the year.  It is the Fund’s policy to recognize transfers into and out of Level 1 & Level 2 at the end of each reporting period.

* Refer to the Consolidated Portfolio of Investments for security classifications.

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the unrealized appreciation (depreciation) for swap contracts.  The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of January 31, 2014:

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged (1)	Net Amount
Unrealized depreciation on swap contract	$ 3,405,936	$ -	$ 3,405,936	$ -	$ (3,405,936)	$ -
Due to broker - swap contract	7,136,822	-	7,136,822	-	(7,136,822)	-
Total	$ 10,542,758	$ -	$ 10,542,758	$ -	$ (10,542,758)	$ -

(1)

The table above does not include additional cash collateral pledged to the counterparty.  Additional cash collateral pledged as of January 31, 2014 was $17,853,742.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include GPMFS Fund Limited (“GPMFS”), a wholly-owned and controlled subsidiary.  All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.  GPMFS commenced operations on March 11, 2011.

A summary of the Fund’s investments in the GPMFS is as follows:

GPMFS Fund Limited (GPMFS)
January 31, 2014
Fair Value of GPMFS	$ 20,505,840
Other Assets	$ -
Total Net Assets	$ 20,505,840

Percentage of the Fund's Total Net Assets	24.7%

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2014

For tax purposes, GPMFS is an exempted Cayman investment company.  GPMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes.  No such taxes are levied in the Cayman Islands at the present time.  For U.S. income tax purposes, GPMFS is a controlled foreign corporation which generates and is allocated no income which is considered effectively connected with U.S trade of business and as such is not subject to U.S. income tax.  However, as a wholly-owned controlled foreign corporation, GPMFS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of the Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty.  Realized gains and losses from the decrease in notional value of the swap are recognized on trade date.  A liquidation payment received or made at the termination of the swap agreement will first be offset against the due to broker-swap contract balance outstanding at the time the position is liquidated, with the remainder being recorded as a realized gain or loss on the Consolidated Statement of Operations.

GPMFS maintains cash, at least 20% of the notional value of the swap, as collateral to secure its obligations under the swap.  As of January 31, 2014, the notional value of the swap was $87,000,000 and the cash margin balance was $28,396,500.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.  In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety.  For the year ended January 31, 2014, the net change in unrealized depreciation on the swap contract was $1,150,336.  For the year ended January 31, 2014, the Fund had realized losses of $5,772,018 from swap contracts.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.  Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  The difference between the cost and fair value of open

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2014

investments is reflected as unrealized appreciation (depreciation) on investments and any change in that amount from the prior period is reflected in the accompanying consolidated statement of operations.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale and/or maturity of securities, other than short-term securities and U.S. Government securities, for the year ended January 31, 2014 amounted to $7,128,240 and $17,045,570, respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Dearborn Capital Management, LLC, serves as the Fund’s investment advisor (the “Advisor”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.40% of the Fund’s average daily net assets.

Pursuant to an operating expense limitation agreement with the Trust, on behalf of the Fund (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers, other than the Advisor)) do not exceed 1.94%, 2.69%, 1.69%, 1.94% and 2.19% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, Class N and Class W shares, respectively (the “Expense Limitation”).   For the year ended January 31, 2014, the Advisor earned $1,570,546 in management fees and waived fees and reimbursed expenses in the amount of $205,002.

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2014

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's operating expenses are subsequently less than the Expense Limitations of Class A, Class C, Class I, Class N and Class W shares at 1.94%, 2.69%, 1.69%, 1.94% and 2.19% respectively per annum of the average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed the Expense Limitation of average daily net assets for each share class.  If Fund operating expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  The Board may terminate this expense reimbursement arrangement at any time.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire on January 31 of the following years:

January 31, 2015	$178,587
January 31, 2016	$174,324
January 31, 2017	$205,002
$557,913

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A, Class C, Class N and Class W shares (the “Plan”).  The Plan provides that a monthly service fee is calculated at an annual rate of 0.25%, 1.00%, 0.25% and 0.50% of its average daily net assets attributable to the Class A, Class C, Class N and Class W shares, respectively.  Pursuant to the Plan, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders.  The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs.  During the year ended January 31, 2014, the Fund was charged $246,388, pursuant to the Plans.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I, Class N and Class W shares.  The Distributor is an affiliate of GFS.  For the year ended January 31, 2014, the Distributor received $58,636 in underwriting commissions for sales of Class A shares, of which $8,424 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

5.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the year ended January 31, 2014, the Fund assessed $9,135, $1,514, $7,433, $5,429 and $111 for Class A shares, Class C shares, Class I shares, Class N shares and Class W shares, respectively, in redemption fees.

Grant Park Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

January 31, 2014

6.  UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objective by investing a portion of its assets in AIM STIT Liquid Assets Portfolio (the “Portfolio”), ticker IMRXX, a registered open-end fund incorporated in the USA. The Fund may redeem its investment from the Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and their shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Portfolio.  The annual report of the Portfolio, along with the report of the independent registered public accounting firm is included in the Portfolio’s N-CSR filing dated August 31, 2013, available at www.sec.gov.  As of January 31, 2014, the percentage of the Fund’s net assets invested in the Portfolio was 24.9%.

7.  TAX COMPONENTS OF CAPITAL

As of January 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ (9,007,646)	$ (135,153)	$ 6,445	$ (9,136,354)

The difference between book basis and tax basis unrealized depreciation, accumulated net investment loss and accumulated net realized loss from security transactions is primarily attributable to adjustments related to the fund’s holding in GPMFS Fund Limited.

Late year loss incurred after December 31 within the fiscal year is deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $135,153.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the year ended January 31, 2014 as follows:

Paid	Undistributed	Accumulated
in	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$ (2,106,828)	$ 2,106,828	$ -

8.   SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statements of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.  Other than the item disclosed below, management has concluded that there are no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

On March 26, 2014, the Board approved a change in the Fund’s fiscal year end from January 31 to September 30 of each year.  This change to the calendar year reporting cycle began February 1, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and to the Shareholders of Grant Park Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Grant Park Managed Futures Strategy Fund (the Fund), a separate series of the Northern Lights Fund Trust, as of January 31, 2014, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the two years in the period then ended and for the period from March 4, 2011 (commencement of operations) through January 31, 2012.  These consolidated financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grant Park Managed Futures Strategy Fund as of January 31, 2014, the results of their operations for the year then ended,  the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 4, 2011 (commencement of operations) through January 31, 2012 in conformity with accounting principles generally accepted in the United States of America

/s/ McGladrey LLP

Denver, Colorado

March 28, 2014

Grant Park Managed Futures Strategy Fund

EXPENSE EXAMPLES (Unaudited)

January 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2013 through January 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 8/1/13	Ending Account Value 1/31/14*	Expenses Paid During Period **	Ending Account Value 1/31/14*	Consolidated Expenses Paid During Period **
Grant Park Managed Futures Strategy Fund:
Class A	1.94%	$1,000.00	$967.90	$9.62	$1,015.43	$9.86
Class C	2.69%	$1,000.00	$963.90	$13.32	$1,011.64	$13.64
Class I	1.69%	$1,000.00	$968.10	$8.38	$1,016.69	$8.59
Class N	1.94%	$1,000.00	$967.90	$9.62	$1,015.43	$9.86
Class W	2.19%	$1,000.00	$965.50	$10.85	$1,014.17	$8.58

*  Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

** Annualized.

Grant Park Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

January 31, 2014

PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

              Shares Voted

         Shares Voted Against

                  In Favor

               or Abstentions

Mark Garbin

  609,702,446

       7,380,704

Mark D. Gersten

  609,750,246

       7,332,904

John V. Palancia

  609,370,118

       7,713,033

Andrew Rogers

  609,691,730

       7,391,421

Mark H. Taylor

  608,885,975

       8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

Grant Park Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

January 31, 2014

Grant Park Managed Futures Strategy Fund* - Advisor-Dearborn Capital Management, LLC

In connection with the regular meeting held on December 10-11, 2013, the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Dearborn Capital Management, LLC (“Advisor”) and the Trust, with respect to the Grant Park Managed Futures Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Fund, and expressed their satisfaction with the principal’s experience with alternative investments, in particular the benefits of his past association with the Chicago Board of Trade and his experience managing hedge funds and a mutual fund.  The Trustees also discussed and expressed their satisfaction with the experience of the other key investment personnel who provide operations, finance, and compliance services to the Fund.   The Trustees discussed the comprehensive nature of the Advisor’s approach to evaluating and selecting a diverse set of commodity trading advisors with unique strategies. They also reviewed other aspects of the Advisor’s compliance service to the Fund including automated position reporting, risk management reporting and monitoring compliance to investment limitations and guidelines.  The Trustees noted that there were no regulatory or compliance issues reported to the Trustees.  The Trustees recognized as a positive the Advisor’s expertise and knowledge of the alternative asset class and concluded that the Advisor will continue to provide quality service to the Fund and its shareholders.

Performance.  The Trustees then evaluated the Fund’s performance, noting that while the Fund had underperformed its peer group average, Morningstar category, and the benchmark indices provided over the 1-year period, the Fund outperformed its peer group average and Morningstar category since inception. The Trustees acknowledged that the recent periods have been difficult for managed alternative futures funds, and concluded that the Fund’s absolute performance although disappointing was somewhat the norm for this asset class in the current economic environment but believes the Advisor has the knowledge and potential to deliver consistent performance as described in the Fund’s prospectus.

Fees and Expenses. The Trustees then evaluated the advisory fee and expense ratios of the Fund, noting that the advisory fee of 1.40% is slightly higher than the peer group average and the Morningstar category average, while still falling well within the high-low range of both data sets. The Trustees acknowledged that managed futures funds typically have relatively high advisory fees and expenses when compared to other mutual funds. The Trustees then noted that the Fund’s expense ratio of 2.46% was higher than the averages for the Fund’s peer group and Morningstar category, but again well within the high-low range of both data sets. After considering all of these factors, the Trustees concluded that the advisory fee and overall expense ratio were reasonable.

Economies of Scale. The Trustees agreed with the Advisor’s assessment that the Fund’s current asset levels are not high enough to support breakpoints at this time.  After discussion, it was the consensus of the Trustees that based on the current and anticipated size of the Fund, asset levels do not warrant breakpoints at this time, but the Advisor’s economies of scale would be revisited at the next renewal and as the size of each Fund materially increases and it was noted that the Advisor is willing to engage in those discussions.

Profitability.  The Trustees considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund.  The Trustees also considered the benefits realized by the Advisor from other activities related to the Fund, and noted that the Advisor receives 12b-1 fees as reimbursement for distribution related expenses.  The Trustees concluded that, based on the profitability information provided by the Advisor, the Advisor was not earning excessive profits, from its relationship with the Fund.

Conclusion.  Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that they were satisfied with the services provided by the Advisor, and that the advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Grant Park Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

January 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	106

AdvisorOne Funds (16 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	106	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	134

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	134	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	106	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	106	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

Grant Park Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

January 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	106	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Fund’s Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free  of charge, upon request, by calling toll-free at 1-855-501-4758.

1/31/14 – NLFT_v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-501-4758 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-501-4758.

INVESTMENT ADVISOR

Dearborn Capital Management, LLC
626 W. Jackson Boulevard, Suite 600

Chicago, IL 60661

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $30,000

2013 - $30,000

(b)

Audit-Related Fees

2014 - None

2013 - None

(c)

Tax Fees

2014 - $7,500

2013 - $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2014

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $7,500

2013 - $7,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/7/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

4/7/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/7/14